NORTHERN LIGHTS FUND TRUST II

NORTH STAR INVESTMENT MANAGEMENT CORP.

20 N. Wacker Drive, Suite 1416

Chicago, IL 60606

March 12, 2021

Dear Shareholder:

We wish to provide you with some important information concerning your investment. A special meeting of shareholders of the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust II (“NLFT II”), has been scheduled for May 7, 2021 (the “Special Meeting”) to consider an Agreement and Plan of Reorganization (the “Plan”) by and among NLFT II on behalf of the Acquired Fund and the North Star Opportunity Fund (the “Acquiring Fund,” and together with the Acquired Fund collectively referred to as the “Funds”), an existing series of NLFT II, North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Two Oaks Investment Management, LLC (“Two Oaks”), the adviser to the Acquired Fund, regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Two Oaks has entered into an agreement to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction and after careful consideration, the Board of Trustees of NLFT II (the “Board”), for the reasons discussed in the attached Combined Prospectus/Proxy Statement and based on the recommendation of Two Oaks has approved the Reorganization of the Acquired Fund into the Acquiring Fund.

The Acquiring Fund is advised by North Star and has a similar investment objective, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies, as the Acquired Fund.

If the Plan is approved by shareholders and other conditions of the Reorganization are satisfied, on May 7, 2021, or such other date as NLFT II may decide, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class A shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares in the Acquired Fund. The Acquired Fund would then be dissolved.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Board will consider additional actions with respect to the Acquired Fund, including the possible liquidation of the Acquired Fund.

The attached Combined Prospectus/Proxy Statement is designed to give you more information about the Reorganization. If you have any questions regarding the Reorganization, please do not hesitate to call Acquired Fund at (toll-free) 1-855-580-0900. If you were a shareholder of record of the Acquired Fund as of the close of business on March 1, 2021, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board has determined that the Meeting will be held in a virtual meeting format only, via conference call, with no physical in person meeting. Details on how to participate in the virtual Meeting are included in the attached materials.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of NLFT II at the address noted in the Combined Prospectus/Proxy Statement or virtually attending in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

The Board unanimously believes that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund and recommends that shareholders vote “FOR” the proposal.

Sincerely,

Kevin Wolf

President

Northern Lights Fund Trust II

NORTHERN LIGHTS FUND Trust II

Two Oaks Diversified growth and income fund

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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NOTICE TO SHAREHOLDERS OF SPECIAL MEETING

To Be Held on May 7, 2021

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To the Shareholders of the Two Oaks Diversified Growth and Income Fund:

NOTICE IS HEREBY GIVEN that the Board of Trustees of Northern Lights Fund Trust II (“NLFT II”) has called a special meeting of Shareholders (the “Special Meeting”) of the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), a series of NLFT II, to be held at 11:00 a.m. Eastern time on May 7, 2021. In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of NLFT II has determined that the Special Meeting will be held in a virtual meeting format only, via conference call, with no physical in person meeting. If you wish to attend the Meeting via conference call, please send an email to Attendameeting@astfinancial.com. Please use the e-mail subject line “Two Oaks Special Meeting” and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 11:00 a.m., Eastern Time, on May 7, 2021.

At the Special Meeting shareholders are being asked to consider an Agreement and Plan of Reorganization (the “Plan”) by and among NLFT II, on behalf of the Acquired Fund and the North Star Opportunity Fund (the “Acquiring Fund”), a series of NLFT II, and North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) shares of Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of beneficial interest in the Acquired Fund as of the close of business on March 1, 2021, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either virtually attending in person or by proxy. If a quorum is not present, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such proposal to adjourn is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment.

By order of the Board of Trustees of NLFT II,

Sincerely,

Kevin Wolf

President

Northern Lights Fund Trust II

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 7, 2021, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote virtually in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Proxy Statement that provides you with information about a plan of reorganization among the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), the North Star Opportunity Fund (the “Acquiring Fund”) and North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund. Both the Acquired Fund and the Acquiring Fund are series of Northern Lights Fund Trust II (“NLFT II”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below and also under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement. If approved by shareholders of the Acquired Fund, when the reorganization (the “Reorganization”) is completed, your shares of the Acquired Fund will be exchanged for Class A shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of NLFT II. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Acquired Fund as of March 1, 2021.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on May 7, 2021?

A.	The Board of Trustees of NLFT II (the “Board”) has called the Special Meeting at which you will be asked to vote on the Reorganization. If shareholders of the Acquired Fund do not vote to approve the Reorganization, the Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Q.	Has the Board approved the Reorganization?

A.	Yes, the Board has approved the Reorganization. After careful consideration, the Board, including all of the trustees who are not “interested persons” of NLFT II (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	Two Oaks Investment Management LLC, the current investment adviser to the Acquired Fund, has entered into an agreement (the “Transaction Agreement”) to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction, Two Oaks recommended that the Board approve the Plan because it believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal strategies as the Acquired Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (3) invest in a mutual fund managed by an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders. As discussed in more detail below, if the Reorganization is completed, North Star, the current adviser to the Acquiring Fund, has agreed to extend its current expense limitation agreement capping the operating expenses for Class A shares of the Acquiring Fund for a period from the date of the Reorganization until March 31, 2024. Finally, the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund, which has a similar investment objective and principal investment strategies as the Acquired Fund, as described below. Two Oaks does not serve as an adviser to the Acquiring Fund. North Star is the investment adviser to and is responsible for the day-to-day management of the Acquiring Fund. While there are some service providers providing services to the Acquiring Fund that are different than those servicing the Acquired Fund (i.e., custody and audit), several service providers providing services to both Funds are the same (i.e., administrative, transfer agent, distribution and other general support services). Additionally, as the Acquiring Fund and Acquired Fund are each a series of NLFT II, the Acquiring Fund is overseen by the same board as the Acquired Fund.

With the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. Acquired Fund shareholders will receive Class A shares of the Acquiring Fund. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization.

The number of Acquiring Fund shares a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A.	Two Oaks has served as investment adviser to the Acquired Fund or its predecessor since November 2005. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. North Star is an SEC-registered investment adviser established in 2003 that offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings. As of December 31, 2020, North Star managed approximately $1.5 billion in assets. North Star currently advises four mutual funds that are each a series of NLFT II, including the Acquiring Fund. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in December 2011, and two of the portfolio managers also managed the Acquiring Fund’s predecessor fund since 2007. Two Oaks will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

Q.	What are the primary differences between the objectives, principal investment strategies, principal risks and investment restrictions of the Acquired Fund and the Acquiring Fund?

A.	The investment objectives of the Funds are similar: the investment objective of the Acquiring Fund is long-term capital appreciation; the investment objective of the Acquired Fund is long-term growth of capital and income.

The principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund are similar. In seeking its objective, the Acquiring Fund invests across a potentially wide range of net exposures in securities that North Star deems to be underpriced. In particular, the Acquiring Fund invests in equity securities of companies of any market capitalization, primarily common stock and American Depositary Receipts, as well as preferred stock and certain convertible securities. In addition, the Acquiring Fund invests in fixed income securities of any rating, including “junk” bonds, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Acquired Fund seeks its objective by investing in three asset classes: (i) equity securities (across all market capitalizations, including common and preferred stock), (ii) investment grade fixed income securities of any maturity, and (iii) real estate and asset-based securities (which are securities that represent an interest in commodities related industries). The Acquired Fund may also invest in lower-rated convertible securities that are deemed to have the status of “junk bonds.” The Acquired Fund typically allocates 5% to 65% of its assets to each of the three asset classes. The Fund may also invest in exchange-traded and closed-end funds for liquidity and diversification purposes. A more detailed comparison of the Funds’ investment strategies is included in the Combined Prospectus/Proxy Statement.

The primary differences between the principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund are as follows: (i) the Acquired Fund may invest in exchange-traded funds (“ETFs”) and closed-end funds as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund may invest in ETFs and closed-end funds for liquidity and diversification purposes; (ii) the Acquired Fund invests from 5% to 65% of its assets in real estate and asset-based securities (which are securities that represent an interest in commodities related industries), while the Acquiring Fund’s principal investment strategy does not specifically address these investments; (iii) unlike the Acquired Fund, the Acquiring Fund addresses diversification in two fundamental policies; and (iv) the Acquired Fund, unlike the Acquiring Fund, has an additional non-fundamental policy prohibiting the Acquired Fund from mortgaging, pledging or hypothecating as security for indebtedness any assets of the Fund except as necessary in connection with borrowings described in the Acquired Fund’s fundamental policy on borrowing.

The Funds have many similar principal risks, such as Credit Risk and General Market Risk. However, there are many risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Asset-backed Securities Risk, Closed-ended Investment Company Risk, Commodities Risk, Company Risk, ETF Risk, Government Risk, Interest Rate Risk, Management Risk, Medium-Size Issuer Risk, Pre-Payment Risk, Real Estate Securities Risk, REIT Risk, and Sector Risk. Likewise, there are certain risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: ADR Risk, Fixed Income Securities Risk, Flexible Strategy Risk, Foreign Securities and Currency Risk, and Municipal Securities Risk. These differences primarily relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal risks of their respective Fund.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The Reorganization is expected to result in a lower net expense ratio for shareholders of the Acquired Fund although the advisory fee for the Acquiring Fund is higher than that of the Acquired Fund. The Acquired Fund pays Two Oaks, the investment adviser to the Acquired Fund, an investment advisory fee equal to 0.60% of the Acquired Fund’s average daily net assets. The Acquiring Fund, on the other hand, pays its adviser, North Star, an investment advisory fee equal to 1.00% on the first $100,000,000 of the Acquiring Fund’s average daily net assets and 0.90% on assets thereafter.

Currently, North Star has contractually agreed to waive its management fees and to make payments to limit the Acquiring Fund expenses, until at least March 31, 2021, so that the total annual operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.55% of average daily net assets attributable to Class A shares. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Acquiring Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. The Acquiring Fund’s total annual operating expenses as of April 1, 2020 are 1.56% for Class A shares (inclusive of underlying acquired fund fees and expenses which are excluded from the fee cap), which is at the fee cap. Two Oaks does not have a similar contractual agreement to waive its fees or reimburse expenses of the Acquired Fund. The Acquired Fund’s total annual operating expenses as of July 31, 2020 were 1.65% (inclusive of underlying acquired fund fees and expenses). Accordingly, the total annual operating fees for the Acquired Fund are currently higher than the total annual operating fees for the Acquiring Fund. Additionally, if shareholders of the Acquired Fund approve the Reorganization, North Star has contractually agreed to extend the current expense limitation arrangement for Class A shares of the Acquiring Fund at least through March 31, 2024. After consummation of the Reorganization, the Acquiring Fund’s total annual operating expenses before (and after) the fee waiver are expected to be 1.56% (inclusive of underlying acquired fund fees and expenses which are excluded from the fee cap). Although North Star intends to renew the expense limitation agreement after its expiration, there is no guarantee that the new North Star fee waiver will continue after its expiration date.

In addition, Two Oaks and North Star believe that over time combining the assets of the Acquired Fund with the assets of the Acquiring Fund may result in possible operating efficiencies and economies of scale, perhaps further lowering the total annual operating expense ratio as certain fixed fees are spread across a larger asset base.

The Acquiring Fund has a 2.00% redemption fee on redemptions of Class A shares made less than 30 days after purchase while the Acquired Fund does not have such a redemption fee. The Acquiring Fund’s redemption fee, however, will not apply to any Class A shares obtained as a result of the Reorganization.

Finally, with respect to purchases of $1,000,000 or more of Class A shares that are not subject to a front-end sales load, the Acquiring Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of up to 1,00% on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid by North Star on those shares redeemed. While the Acquired Fund does not have a similar CDSC, sales of $1,000,000 or more of Acquired Fund Class A shares are subject to a 1.00% front-end sales load.

Q.	Will the Board and Service Providers Change?

A.	The Acquired Fund and the Acquiring Fund have the same board of trustees. Additionally, while there are some service providers providing services to the Acquiring Fund that are different than those servicing the Acquired Fund (i.e., custody and audit), several service providers providing services to both Funds are the same (i.e., administrative, transfer agent, distribution and other general support services). Such third party service arrangements are provided to the Acquired Fund and Acquiring Fund by the following:

	Acquired Fund	Acquiring Fund
Administrators	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Fund Accounting	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Distributor	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	RSM US LLP
Custodian	The Bank of New York Mellon	MUFG Union Bank, National Association

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about May 7, 2021, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	All costs relating to the Transaction and the Reorganization, including the costs relating to the Special Meeting and the Combined Prospectus/Proxy Statement, will be borne by North Star, adviser to the Acquiring Fund, and such costs will not impact either Fund’s net asset value.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to the Acquiring Fund to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders should not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the

Acquiring Fund. Shareholders of the Acquired Fund may receive a special dividend prior to the closing of the Reorganization, and any such special dividend is generally expected to be taxable. Two Oaks, the Acquired Fund’s investment adviser, does not presently anticipate selling portfolio securities of the Acquired Fund prior to the Reorganization, and North Star, the Acquiring Fund’s investment adviser, does not anticipate selling assets to adjust the portfolio of the Acquiring Fund after the Reorganization, although it is possible North Star may have to sell some smaller positions of the Acquiring Fund after the Reorganization if redemption trends require greater liquidity in the portfolio. Prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Acquired Fund shares that are held as of May 7, 2021, will be exchanged for Class A shares of the Acquiring Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Further, the holding periods for redemption fees on the new Class A shares of the Acquiring Fund will be calculated to include the original purchase dates of those shares from the Acquired Fund for former Acquired Fund shareholders.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Acquired Fund at (toll-free) 1-855-896-6257 or on the Acquired Fund’s website www.twooaks.com. You may also contact the Acquiring Fund (toll-free) at 1-855-580-0900, or on the Acquiring Fund’s website www.nsinvestfunds.com.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If shareholders do not vote to approve the Reorganization, the Transaction will not close, the Reorganization will not occur, and the Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.
Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting virtually in person via conference call. If you wish to attend the Meeting via conference call, please send an email to Attendameeting@astfinancial.com. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.
Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the Board of Trustees recommend?

A.	After careful consideration and upon the recommendation of Two Oaks, the Board has approved the Reorganization and has authorized the solicitation of proxies “FOR” approval of the Plan.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Investment Managers Series Trust II in validating your vote if you fail to sign your proxy card properly.

•	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

•	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

•	ABC Corp. ABC Corp.

•	ABC Corp. John Doe, Treasurer

•	ABC Corp John Doe

c/o John Doe, Treasurer

•	ABC Corp. Profit Sharing Plan John Doe, Trustee

Trust Accounts

•	ABC Trust Jane B. Doe, Trustee

•	Jane B. Doe, Trustee Jane B. Doe

u/t/d 12/28/78

Custodial or Estate Accounts

•	John B. Smith, Cust. John B. Smith

f/b/o John B. Smith, Jr. UGMA

•	Estate of John B. Smith John B. Smith, Jr. Executor

COMBINED PROSPECTUS/PROXY STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

Two oaks Diversified growth and income Fund

a series of Northern Lights Fund Trust II

Managed by:
Two Oaks Investment Management, LLC

597 Goshen Avenue,

Clovis, CA 93611

BY AND IN EXCHANGE FOR

Class A SHARES OF THE

North star Opportunity Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

March 12, 2021

This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust II (“NLFT II”), in connection with the solicitation of proxies by the Board of Trustees of NLFT II (the “Board”) for use at a special meeting of shareholders (the “Special Meeting”) of the Acquired Fund on May 7, 2021, at 11:00 a.m. Eastern Time to consider an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Board. Under the Plan, all of the assets of the Acquired Fund will be transferred to the North Star Opportunity Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”)), a series of NLFT II; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class A shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund (the “Reorganization”). At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and approve the Plan. Upon completion of the Reorganization, the Acquired Fund will be terminated as a series of NLFT II and the Acquiring Fund will continue as the surviving fund. The Reorganization is expected to be consummated on May 7, 2021, or such other date as NLFT II decides. Failure of any of the conditions to closing as described in the Plan may result in the Reorganization not being completed. If the Reorganization is not completed, the Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals. Further, if the Reorganization is not completed the Acquiring Fund will continue to operate as a separate series of NLFT II.

The date of the first mailing of this Combined Prospectus/Proxy Statement will be on or about March 15, 2021. Only shareholders of record at the close of business on March 1, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof.

The Board believes that the Reorganization is in the best interests of the respective Fund, and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. The Board unanimously recommends that shareholders of the Acquired Fund vote FOR the Reorganization.

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a tax-free “reorganization” for the Funds and their shareholders.

The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described under “Summary of Investment Objectives, Strategies and Risks” in this Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before investing and should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

•	Reorganization-Related Document: the Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement (the “Reorganization SAI”);
•	Acquired Fund Documents: the Prospectus and Statement of Additional Information of the Acquired Fund dated July 31, 2020 filed on July 27, 2020 (File Nos. 333-174926; 811-22549), the Annual Report of the Acquired Fund dated March 31, 2020, filed on June 5, 2020 (File Nos. 333-174926; 811-22549); and the Semi-Annual Report of the Acquired Fund dated September 30, 2020, filed December 4, 2020 (File Nos. 333-174926; 811-22549 ); and
•	Acquiring Fund Documents: the Prospectus and Statement of Additional Information of the Acquiring Fund dated April 1, 2020, as supplemented, on May 1, 2020 and July 27, 2020 (File Nos. 333-174926; 811-22549); and the Annual Report of the Acquiring Fund dated November 30, 2020, filed February 3, 2021.

Copies of these documents are available without charge and can be obtained for the Acquired Fund and the Acquiring Fund by writing to NLFT II c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by calling (toll free) 1-855-580-0900.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A. Overview	1
B. Summary Comparison of Funds and Principal Risks	2
C. Comparison Fee Table and Example; Portfolio Turnover	19
D. Comparison of Performance	21
E. Key Information About the Reorganization	24
Description of the Shares to be Issued	25
Board Considerations	26
Federal Income Tax Consequences	28
Comparison of Forms of Organization and Shareholder Rights	29
Comparison of Valuation Procedures	30
Capitalization	30
Investment Advisers	31
Control Persons and Principal Holders of Securities	34
Miscellaneous Information	34
Other Business	36
Next Meeting of Shareholders	36
Financial Highlights	36
APPENDIX A	39

A.	Overview

Two Oaks Investment Management, LLC (“Two Oaks”), the investment adviser to the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), an existing series of Northern Lights Fund Trust II (“NLFT II”), has entered into an agreement (the “Transaction Agreement”) to sell its mutual fund business to North Star Investment Management Corp. (“North Star”) (the “Transaction”). In connection with the Transaction, at a meeting held on January 26, 2021, the Board of Trustees of NLFT II (the “Board”), including all of the trustees who are not “interested persons” of NLFT II, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. Under the Plan, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), the Acquired Fund will transfer all of its assets to the North Star Opportunity Fund, an existing series of NLFT II (the “Acquiring Fund”) in exchange for the Acquiring Fund assuming all of the liabilities of the Acquired Fund and transferring to the Acquired Fund that number of Class A shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund outstanding immediately after the close of business (4:00 p.m. Eastern Time) on May 7, 2021, or such other date as NLFT II may decide (the “Closing Date”). This will be followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder will receive Class A shares of the Acquiring Fund equivalent in value to the Acquired Fund shares held by such shareholder as of the Closing Date, or such other date NLFT II may determine (the “Effective Time”). The Acquired Fund will then be liquidated and terminated as a series of NLFT II and the Acquiring Fund will continue as the surviving fund (the transactions described in this paragraph are collectively referred to as the “Reorganization”).

As set forth in the Plan, the Reorganization is subject to certain normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed. Such Closing Conditions include that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “Reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); the Acquiring Fund’s filing on Form N-14 including this Combined Prospectus/Proxy Statement will have been declared effective; all service provider certifications and other certifications as required by the Plan will be executed and delivered; and the requisite shareholder approval will be obtained and other conditions outlined in the Plan will be satisfied.

North Star, the investment adviser to the Acquiring Fund, will be responsible for the costs of the Reorganization regardless of whether the Reorganization occurs. The expenses associated with the Reorganization include costs of printing, costs of mailing the Combined Prospectus/Proxy Statement, the costs of holding the Special Meeting, EDGAR filings fees and legal expenses.

Two Oaks has served as investment adviser to the Acquired Fund or its predecessor since November 2005. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. North Star is an SEC-registered investment adviser established in 2003 that offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings. As of December 31, 2020, North Star managed approximately $1.5 billion in assets. North Star currently advises four mutual funds that are each a series of NLFT II, including the Acquiring Fund. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in December 2011, and two of the portfolio managers also managed the Acquiring Fund’s predecessor fund since 2007. Two Oaks will not be involved with advising the Acquiring Fund after consummation of the Reorganization.

The Board believes that greater economies of scale and efficiencies may be attained by combining the assets of the Funds. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund. Each Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Funds and potentially reducing the combined Fund’s expense ratio. The Board has determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

As described in further detail below, the Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). In particular, the Funds have the following primary differences: (i) the investment objective of the Acquiring Fund is long-term capital appreciation, while the investment objective of the Acquired Fund is long-term growth of capital and income (ii) the Acquired Fund may invest in exchange-traded funds (“ETFs”) and closed-end funds as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund may invest in ETFs and closed-end funds for liquidity and diversification purposes; (ii) the Acquired Fund invests from 5% to 65% of its assets in real estate and asset-based securities (which are securities that represent an interest in commodities related industries), while the Acquiring Fund’s principal investment strategy does not specifically address these investments; (iv) unlike the Acquired Fund, the Acquiring Fund addresses diversification in two fundamental policies; and (v) the Acquired Fund, unlike the Acquiring Fund, has an additional non-fundamental policy prohibiting the Acquired Fund from mortgaging, pledging or hypothecating as security for indebtedness any assets of the Acquired Fund except as necessary in connection with borrowings described in the Acquired Fund’s fundamental policy on borrowing.

The Board, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (1) the Reorganization was recommended by Two Oaks as the investment adviser to the Acquired Fund; (2) the Funds have similar investment objectives, principal investment strategies, principal investment risks, fundamental investment policies and non-fundamental investment policies; (3) the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders; (4) the Acquiring Fund’s performance over various periods; (6) although the current advisory fee of the Acquiring Fund is higher than the current advisory fee of the Acquired Fund, North Star has agreed to extend its current expense limitation agreement capping the operating expenses for Class A shares of the Acquiring Fund for a period from the date of the Reorganization until March 31, 2024; (8) North Star, and not the Acquired Fund, will bear the costs of the Reorganization; (9) Two Oaks is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the Board noted that Two Oaks is selling its mutual fund business to North Star; and that there are no other agreements or arrangements between North Star and Two Oaks related to the Reorganization other than the Transaction Agreement; and (10) the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

The Acquired Fund and Acquiring Fund are each series of NLFT II, a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of December 31, 2020, NLFT II consisted of multiple portfolios representing approximately $1.4 billion in assets. The Acquired Fund and Acquiring Fund have the same board of trustees and, while there are different service providers for custody and audit, service providers for administration, , transfer agency and distribution services are the same.

B.	Summary Comparison of Funds and Principal Risks

Comparison of Investment Objectives, Strategies and Risks

Investment Objectives. The investment objectives of the Funds are similar: the investment objective of the Acquiring Fund is long-term capital appreciation; the investment objective of the Acquired Fund is long-term growth of capital and income. The investment objective for each Fund is non-fundamental and can be changed upon approval of the respective Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies. Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below, which are similar for the two Funds. After the Reorganization, the combined Fund will follow the principal investment strategies of the Acquiring Fund.

The primary differences between the Funds’ principal investment strategies are as follows: (i) the Acquired Fund may invest in exchange-traded funds (“ETFs”) and closed-end funds as a part of its principal investment strategy, while the Acquiring Fund’s principal investment strategy does not specifically address these investments; in particular, the Acquired Fund may invest in ETFs and closed-end funds for liquidity and diversification purposes; and (ii) the Acquired Fund invests from 5% to 65% of its assets in real estate and asset-based securities (which are securities that represent an interest in commodities related industries), while the Acquiring Fund’s principal investment strategy does not specifically address these investments.

The following discussion comparing the investment strategies and principal risks of each Fund is based upon and qualified in its entirety by the respective investment strategies and principal risks sections of the Acquired Fund’s prospectus dated July 31, 2020, as supplemented, and the Acquiring Fund’s prospectus dated April 1, 2020, as supplemented.

Acquired Fund	Acquiring Fund

Principal Investment Strategies	The Acquired Fund invests principally in the following three asset classes: equity securities (across all market capitalizations, including common and preferred stock), investment grade fixed income securities of any maturity, and real estate and asset-based securities (which are securities that represent an interest in commodities related industries). Equity securities include common stocks and convertible securities rated at least Baa3 by Moody’s Investors Service (“Moody’s”) or at least BBB- by Standard and Poor’s Rating Group (“S&P”); however, the Acquired Fund reserves the right to invest in lower-rated convertible securities that the portfolio managers believe offer the prospect of higher total returns (interest plus capital appreciation) than normally expected from such securities. Lower-rated securities are not considered investment grade, and are deemed to have the status of “junk bonds.” Using a proprietary multiple asset allocation model to determine the exact allocations, the Acquired Fund allocates 5% to 65% of its assets to each of the three asset classes. The Fund, under certain circumstances, will invest in exchange-traded and closed-end funds for liquidity and diversification purposes. Individual securities are selected based on a process of statistical screening followed by fundamental analysis. Those securities that are deemed fundamentally attractive are then put through a proprietary valuation process to determine at what price levels they would be deemed attractive to own. The Fund will sell securities when the model indicates that the target price has been reached, a greater value exists in another sector or a new, more desirable security presents better upside potential.	The Acquiring Fund, or Adviser ("Adviser"), is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Acquiring Fund. The Adviser intends to use a “best ideas” investment strategy, as described below, coupled with market and industry risk management through limiting position sizes and maintaining low levels of concentration within any particular industry. The Acquiring Fund may invest in long positions in publicly traded or private equities of any market capitalization, primarily common stock and American Depositary Receipts (“ADRs”), as well as preferred stock and certain convertible securities. The universe of investible securities is considered “micro to macro”, from small and micro-cap companies to the largest global corporations. In general, the Acquiring Fund intends to invest within a potentially wide range of net exposures, meaning that normally it expects to invest approximately 80 - 100% of its net assets in net long positions in securities that it deems to be underpriced. Target position sizes will range from 0% to 5% of the Acquiring Fund’s net assets, for individual stocks and up to 25% for macroeconomic themes. The Acquiring Fund’s investment “best ideas” strategy consists, to a significant degree, of seeking companies with a high free cash flow and attractive enterprise value relative to Earnings Before Interest Tax Depreciation and Amortization (“EBITDA”); event driven special opportunities and short term trading opportunities. By “enterprise value,” the Adviser means the market value of a company plus the value of such company’s outstanding debt. The Acquiring Fund’s capital will be dedicated to opportunistic trading situations based on its view of a particular company, market or security, which may result in a high frequency of transactions. In addition, the Acquiring Fund intends to invest in fixed income securities, with a focus on corporate and U.S. government bonds, notes and debentures and convertible debt. The Acquiring Fund may invest in fixed income securities that are investment grade (i.e., rated at the time of purchase in one of the four highest categories by a nationally recognized statistical rating organization, or determined by the portfolio manager to be of comparable quality) as well as those that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds” without limitation. When market conditions or other considerations justify, the Acquiring Fund may also devote a substantial amount of its capital to cash, cash equivalents or short-term obligations of the U.S. government, its agencies and instrumentalities.

Principal Investment Risks. The Funds have many similar principal risks, such as Credit Risk and General Market Risk. However, there are several risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Asset-backed Securities Risk, Closed-ended Investment Company Risk, Commodities Risk, Company Risk, ETF Risk, Government Risk, Interest Rate Risk, Management Risk, Medium-Size Issuer Risk, Pre-Payment Risk, Real Estate Securities Risk, REIT Risk and Sector Risk. Likewise, there are certain risks disclosed in the Acquiring Fund’s prospectus that are not specifically addressed in the Acquired Fund’s prospectus. These risks include: ADR Risk, Fixed Income Securities Risk, Flexible Strategy Risk, Foreign Securities and Currency Risk, and Municipal Securities Risk. In some cases, these differences are the result of similar risks being disclosed under different headings by each Fund. For instance, the Acquired Fund’s Asset-Backed Securities Risk, Government Risk, Interest Rate Risk and Prepayment Risks are similar to the risks disclosed under the Acquiring Fund’s Fixed Income Risk. In other cases, these differences relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal risks of their respective Fund. For instance, Commodities Risk, Real Estate Risk and Real Estate Investment Trusts (REITs) Risk are principal risks of the Acquired Fund but not the Acquiring Fund. Additionally, ADR Risk is a principal risk of the Acquiring Fund but not the Acquired Fund.

	Acquired Fund	Acquiring Fund
ADR Risk	No corresponding risk.	ADRs have the same currency and economic risks as the underlying non-U.S. shares they represent. They are affected by the risks associated with non-U.S. securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. In addition, investments in ADRs may be less liquid than the underlying securities in their primary trading market.

Asset-Backed Securities Risk	Asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit and interest rate risks, as well as extension and prepayment risks. Asset-backed securities may decline in value when defaults on the underlying assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Acquired Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.	No corresponding risk.
Closed-End Investment Company Risk	Closed-end investment companies frequently trade at a discount to their net asset value, which may affect whether the Acquired Fund will realize gain or loss upon its sale of the closed-end investment company’s shares. Closed-end investment companies may employ leverage, which also subjects the closed-end investment company to increased risks such as increased volatility.	No corresponding risk.
Commodities Risk	Investments in companies engaged in exploration, mining, processing, distributing or dealing in gold, other precious metals, minerals and other commodities involves certain risks. These include unpredictable monetary policies and economic and political developments, such as currency devaluation or revaluations; increased environmental costs; concentration of the sources of the supply of commodities, and control over their sale; changes in U.S. or foreign tax, currency, environmental or mining laws; and trade restrictions between countries.	No corresponding risk.
Company Risk	Because of changes in the financial condition or prospects of specific companies, the individual stocks selected by the Acquired Fund’s portfolio manager may decline in value.	No corresponding risk.
Credit Risk	The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.	An issue or guarantor of a debt security, or the counterparty to a derivatives contract or a loan may fail to make timely payment of interest or principal or otherwise honor its obligations. A decline in an issuer’s credit rating for any reason can cause the price of its bonds to go down. Since the Acquiring Fund can invest in lower-quality debt securities considered speculative in nature, this risk may be substantial.

Cyber Security Risk	As the use of technology has become more prevalent in the course of business, the Acquired Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Acquired Fund or its service providers can result in, among other things, financial losses to the Acquired Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Acquired Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.	As the use of technology has become more prevalent in the course of business, the Acquiring Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Cyber-attacks include, among other things, the attempted theft, loss, misuse, improper release, corruption or destruction of, or unauthorized access to, confidential or highly restricted data relating to the Acquiring Fund and its shareholders; and attempted compromises or failures to systems, networks, devices and applications relating to the operations of the Acquiring Fund and its service providers. Cyber security breaches may result from unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) or from outside attacks, such as denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users).
Equity/Equity Market Risk

Equity Risk: The Fund invests in common stock (and securities convertible into common stocks) and may also invest in preferred stocks, which subjects the Acquired Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Acquired Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Acquired Fund’s investments goes down, your investment in the Acquired Fund decreases in value and you could lose money.

Stock Market Risk: The stock market is subject to significant fluctuations in value as a result of political, economic and market developments. If the stock market declines in value, the Acquired Fund is likely to decline in value.

Equity Market Risk: The risk that common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
ETF Risk	Investment in an ETF carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.	No corresponding risk.

Fixed Income Securities Risk	No corresponding risk.	Fixed income securities are subject to the risk that securities could lose value because of interest rate changes. Fixed income securities with longer maturities are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. Fixed income securities are generally subject to credit risk, which is the risk that an issuer will not make timely payments of principal and interest. Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.
Flexible Strategy Risk	No corresponding risk.	The Acquiring Fund uses a variety of investment strategies to provide a positive total return regardless of market conditions. The Adviser does not attempt to keep the portfolio structure or the Acquiring Fund’s performance consistent with any designated stock, bond or market index, and during times of market rallies, the Acquiring Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the Adviser expects and portfolio securities may remain over- or under-valued.

General Market Risk	There is no assurance that the Acquired Fund can achieve its investment objective since all investments are inherently subject to risks. When you sell your Fund shares, they may be worth less than what you paid for them. Domestic market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which the Acquired Fund invests. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. There is risk that these and other factors may adversely affect the Acquired Fund’s performance.	The risk that the value of the Acquiring Fund’s shares will fluctuate based on the performance of the Acquiring Fund’s investments and other factors affecting the securities markets generally. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which the Acquiring Fund invests. There is risk that these and other factors may adversely affect the Acquiring Fund’s performance. You could lose money by investing in the Acquiring Fund.
Government Risk	The U.S. government’s guarantee of ultimate payment of principal and timely payment of interest on certain U.S. government securities owned by the Fund does not imply that the Fund’s shares are guaranteed or that the price of the Fund’s shares will not fluctuate.	No corresponding risk.
Interest Rate Risk	The value of your investment may decrease when interest rates rise. Generally, due to changes in interest rates and other factors, the value of a portfolio of bonds with a longer effective maturity will fluctuate more than the value of a portfolio of bonds with a shorter effective maturity.	No corresponding risk.
Junk Bond/High Yield Debt Securities Risk	Junk Bond Risk: Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Acquired Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Acquired Fund’s share price.	High Yield Debt Securities Risk: The risk that high-yield debt securities or “junk bonds” are subject to a greater risk of loss of income and principal than higher-grade debt securities, and are speculative in nature. Issuers of junk bonds are often highly leveraged and are more vulnerable to changes in the economy.
Large-Cap Securities Risk	Large-Cap Securities Risk: Stocks of large companies as a group can fall out of favor with the market, causing the Acquired Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.	Large-Cap Company Risk: The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.
Management Risk	The portfolio manager may select investments that decline in value, or allocate the fund’s investments to asset classes that do not perform well.	No corresponding risk.
Medium-Size Issuer Risk	Investments in medium capitalization companies may be more vulnerable to adverse business or economic developments than investments in larger, more established organizations.	No corresponding risk.

Municipal Securities Risk	No corresponding risk.	Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they come due. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.
Prepayment Risk	Issuers of asset-backed securities held by the Acquired Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.	No corresponding risk.
Real Estate Securities Risk	The Fund’s investments in real estate securities are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. The performance of the real estate securities in which the Acquired Fund invests is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.	No corresponding risk.
Real Estate Investment Trusts (“REITs”) Risk	In addition to the risks facing real estate securities, the Fund’s investments in REITs generally involve unique risks. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent the Acquired Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through the Acquired Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Acquired Fund, but also, indirectly, similar expenses of the REITs.	No corresponding risk.

Sector Risk	Securities within the same group of industries may decline in price due to sector-specific market or economic developments. If the Acquired Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Acquired Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.	No corresponding risk.
Small-Cap/Micro-Cap Risk

Small-Cap Risk The Fund will invest in companies that are considered to be small-cap (less than $3 billion in total market capitalization). Small-cap companies can be riskier investments than larger capitalized companies due to their lack of experience, product diversification, cash reserves and management depth. Further, small-cap company stocks can be much more volatile than larger companies and may be less liquid.

Small- and Micro-Cap Company Risk: The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large- or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.

Comparison of Distribution and Purchase and Redemption Procedures

Distribution. Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the distributor for the shares of both the Acquiring Fund and the Acquired Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority (“FINRA”). Shares of the Funds are offered on a continuous basis.

Distribution and Service Plan (Rule 12b-1). Each Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act. Under the 12b-1 Plan, each Fund is authorized to pay the Fund’s distributor, or such other entities as approved by the Board, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of each Fund’s Class A shares average daily net assets annually. The distributor may pay any or all amounts received under the 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges.

In addition to the fees paid under the 12b-1 Plan, each Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries. The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Funds, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to a Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Sales Charges and Fees. Class A shares of each Fund are offered at their public offering price, which is NAV plus the applicable sales charge and each is subject to 12b-1 distribution and shareholder servicing fees of up to

0.25% of the average daily net assets of Class A shares. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. Each Fund reserves the right to waive sales charges at its discretion.

Class A Sales Charges for the Acquired Fund

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,000	5.25%	5.54%	4.50%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000-$249,999	3.75%	3.83%	3.00%
$250,000-$499,999	2.50%	2.56%	2.00%
$500,000-$999,999	2.00%	2.04%	1.50%
$1 million or more	1.00%	1.02%	0.75%

* The offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Sales Charges for the Acquiring Fund

Amount of Transaction	Sales Charge as a % of Public Offering Price(1)	Sales Charge as a % of Net Amount Invested	Dealer Reallowance as a % of Public Offering Price
Less than $100,000	5.75%	6.10%	5.25%
$100,000 but less than $250,000	4.50%	4.71%	4.00%
$250,000 but less than $500,000	3.50%	3.63%	3.00%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 or more	0.00%	0.00%	**(2)
(1)	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
(2)	North Star shall reimburse the Acquiring Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: for sales of $1 million or more, payments may be made to those broker-dealers having at least $1 million of assets invested in the Acquiring Fund, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares. As shown, investors that purchase $1,000,000 or more of the Acquiring Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject up to a 1% CDSC on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.

Reducing Sales Charges. Investors in each Fund may be eligible to purchase Class A shares at a reduced sales charge. To qualify for these reductions, you must notify the Fund’s distributor, Northern Lights Distributors, LLC (the “distributor”), in writing and supply your account number at the time of purchase. You may combine your purchase with those of your “immediate family” (your spouse and your children under the age of 21) for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

 Letter of Intent.  Each Fund allows investors to use Letters of Intent (“LOI”) to reduce sales charges. Under a LOI, you commit to purchase a specified dollar amount of Class A shares of a Fund, with a minimum of $50,000, during a 13-month period. At your written request, Class A shares purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Fund’s transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Rights of Accumulation. Each Fund has rights of accumulation to reduce sales charges.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares of the Fund that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•	Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment adviser);

•	Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•	Shares held directly in the Acquiring Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Class A Sales Charges Waivers. Each of the Funds waives the sales charge on purchases of Class A shares for certain types of investors, including:

•	Current and retired directors and officers of the Fund sponsored by the adviser (North Star in the case of the Acquiring Fund; Two Oaks in the case of the Acquired Fund) or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the adviser.
•	Employees of adviser and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

•	Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
•	Clients of financial intermediaries that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisers).
•	Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
•	Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.
•	Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Fund is required. The distributor in its sole discretion may waive these minimum dollar requirements. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.

Neither Fund waives sales charges for the reinvestment of proceeds from the sale of shares of a different fund where those shares were subject to a front-end sales charge (sometimes called an “NAV transfer”).

Each Fund also reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account.

Redemption Fees.

Acquiring Fund. The Acquiring Fund charges a 2.00% redemption fee on the redemption amount if a shareholder sells their shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Acquiring Fund’s balance minimum. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2% fee.

Redemption fees are paid to the Acquiring Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees: The Acquiring Fund has elected not to impose the redemption fee for:

•	Redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;
•	Certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;
•	Redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;

•	Redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; or
•	Redemptions or exchanges due to the death or disability of a shareholder, pursuant to a qualified domestic relations order or divorce decree, or similar situations where the Acquiring Fund, in its discretion, believes it is appropriate in the circumstances.

The Acquiring Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Acquired Fund. The Acquired Fund does not have a redemption fee.

Frequent Trading. Both Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting a Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;” and
•	Rejecting or limiting specific purchase requests.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders.

Each Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the adviser will be liable for any losses resulting from rejected purchase or exchange orders. The adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Acquiring Fund. The Acquiring Fund uses the following additional methods to combat frequent trading:

•	Charging a 2% redemption charge if shares are held less than 60 days.

The redemption fee, which is uniformly imposed by the Acquiring Fund, is intended to discourage short-term trading and is paid to the Acquiring Fund to help offset any cost associated with such short-term trading. The Acquiring Fund will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, North Star or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Acquiring Fund as described in the Acquiring Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Acquiring Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Acquiring Fund.

Acquired Fund. The Acquired Fund does not have a redemption fee.

Purchase and Redemption Procedures.

	Acquired Fund	Acquiring Fund
Purchasing Information	Shares of the Acquired Fund may be purchased by mail, by wire transfer (the Acquired Fund will normally accept wired funds for investment on the day received if they are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE), through financial service organizations, by telephone (for subsequent purchases after having been previously authorized for the account), or shareholders may participate in the Acquired Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Acquiring Fund through the use of electronic funds transfers or automatic bank drafts. . All applications to purchase shares of the Acquired Fund are subject to acceptance or rejection by authorized officers of the Trust and are not binding until accepted.	Shares of the Acquiring Fund are offered for purchase by mail, through brokers or agents who have entered into selling agreements with the Acquiring Fund’s distributor, by wire (the Acquiring Fund will normally accept wired funds for investment on the day received if they are received by the Acquiring Fund’s designated bank before the close of regular trading on the NYSE) or shareholders may participate in the Acquiring Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Acquiring Fund through the use of electronic funds transfers or automatic bank drafts. The Acquiring Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.
Minimum Investments	The minimum initial investment in Class A shares is $2,500 for a regular account, $1,000 for an IRA account, and $500 for Coverdell ESAs.	The minimum initial investment in Class A shares is $500 for IRAs and $2,500 for all other accounts, with a minimum subsequent investment of $100 for IRAs and $500 for all other accounts.

Redemption Information

Shares of the Acquired Fund are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Acquired Fund.

The Acquired Fund has reserved the right to redeem shares “in-kind” under certain circumstances. The Acquiring Fund does not impose a redemption fee.

The Acquiring Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the Acquiring Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions

Shares of the Acquiring Fund are redeemed at a price equal to the NAV next determined after the redemption request is accepted in good order by the Acquiring Fund. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The Acquiring Fund has reserved the right to redeem shares “in-kind” under certain circumstances. The Acquiring Fund does impose a redemption fee as described below.

The Acquiring Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the Acquiring Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Purchasing Shares by Exchange	Not applicable, as the Acquired Fund only offers one share class.	Shares of Class A of the Acquiring Fund are not exchangeable for Class I shares of the Acquiring Fund.
Limitations on Purchase	Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or wire transfer drawn on a U.S. bank, savings and loan association or credit union. In addition to any loss sustained by the Acquired Fund, the Acquired Fund’s custodian may charge a fee against your account for any payment check returned to the custodian for insufficient funds. The Acquired Fund reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to current shareholders. The Acquired Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Acquired Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.	Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. Gemini Fund Services, LLC, the Acquiring Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Acquiring Fund, for any check returned to the transfer agent for insufficient funds. The Acquiring Fund will not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Acquiring Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Acquiring Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.
Execution of Requests	The Acquired Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by NLFT II. In unusual circumstances, the Acquired Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.	The Acquiring Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received in good order by NLFT II. In unusual circumstances, the Acquiring Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.

Distributions and Taxes. Both Funds distribute substantially all of their net investment income quarterly and capital gains annually in December. Both distributions are reinvested in shares of the Fund unless an investor elects to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of a shareholder’s holding period for the shares. Any dividends or capital gain distributions a shareholder receives from a Fund will normally be taxable to the shareholder when made, regardless of whether the shareholder reinvests dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.

Disclosure of Portfolio Holdings. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s statement of additional information, which is incorporated by reference. Each Fund has a similar policy whereby disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-PORT.

Comparison of Investment Restrictions and Limitations.

The Funds have similar fundamental and non-fundamental investment restrictions. Set forth below is a summary of these restrictions. After the Reorganization, the combined Fund will follow the investment restrictions of the Acquiring Fund. Fundamental investment restrictions may only be changed by shareholder vote, while non-fundamental investment restrictions may be changed by action of the Board with respect to the Acquired Fund or the Board with respect to the Acquiring Fund.

Acquired Fund	Acquiring Fund
Fundamental Investment Restrictions
The Fund has adopted the following fundamental investment restrictions that may not be changed without the affirmative vote of the holders of a majority of the Acquired Fund’s outstanding voting securities. The Fund may not: 1. make further investments when 25% or more of its total assets would be invested in any one industry (this limitation is not applicable to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or repurchase agreements with respect thereto); ##soft-page## 2. invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Acquired Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Acquired Fund and to not more than 10% of the outstanding voting securities of such issuer; 3. borrow money or issue senior securities (as defined in the 1940 Act or interpreted by the SEC or its staff) except that the Acquired Fund may borrow (i) from a bank or other person for temporary purposes in amounts not exceeding 5% of its total assets and (ii) from a bank, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets; 4. make loans to other persons, except (i) by loaning portfolio securities, (ii) by engaging in repurchase agreements, or (iii) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities; 5. underwrite securities of other issuers, except insofar as the Acquired Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities; 6. purchase or sell real estate or mortgages on real estate, (although the Acquired Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts that invest in real estate or interests therein); or 7. invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale of forward foreign currency exchange contracts, financial futures contracts, and options on financial futures contracts and options on securities and on securities indices.	The Trust (on behalf of the Acquiring Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Acquiring Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Acquiring Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Acquiring Fund. The Acquiring Fund may not: 1. Issue senior securities, borrow money or pledge its assets, except that the Acquiring Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); 2. Act as underwriter (except to the extent the Acquiring Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio); 3. Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities); 4. Purchase or sell real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate); 5. Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Acquiring Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities; 6. Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Acquiring Fund and except for repurchase agreements); 7. With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies); or ##soft-page## 8. Make an investment unless 75% of the value of that Acquiring Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Acquiring Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting securities of any one issuer. As a matter of operating policy, the Acquiring Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.

Non-Fundamental Investment Restrictions
The Acquired Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities: The Acquired Fund may not: 1. purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities; or make investments for the purpose of exercising control or management; 2. invest more than 15% of its net assets in securities which cannot be readily resold because of legal or contractual restrictions and which are not otherwise marketable; or 3. mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Acquired Fund except as may be necessary in connection with borrowings described in fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. 4. Invest in other investment companies advised by the same investment adviser as the Acquired Fund or in investment companies advised by affiliates of such adviser.	The following lists the non-fundamental investment restrictions applicable to the Acquiring Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Acquiring Fund. The Acquiring Fund may not: 1. Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice; or 2. Invest in other investment companies advised by the same investment adviser as the Funds or in investment companies advised by affiliates of such adviser.

C.	Comparison Fee Table and Example; Portfolio Turnover

Fee Table. The management fee, shareholder fees (fees paid directly from your investment) and annual fund operating expenses (expenses that are deducted from fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined Fund (both before and after waivers) are expected to be equal to or lower than the current annual fund operating expenses for both Funds (both before and after waivers).

The following table shows the comparative fees and expenses of the Acquired Fund and the Acquiring Fund for the twelve-month period ended December 31, 2020 (adjusted to account for changes in fee waiver agreements since that time). The table also reflects the pro forma fees for the combined Acquiring Fund after giving effect to the Reorganization as if the Reorganization had occurred on December 31, 2020 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown. The Acquiring Fund also offers Class I shares, however Class I shares are not participating in the Reorganization.

	Two Oaks Diversified Growth and Income Fund Acquired Fund (Current)	North Star Opportunity Fund Acquiring Fund (Current)	North Star Opportunity Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Class A	Class A	Class A
Maximum sales charge (load) (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	2.00%(1)	2.00%(1)
Redemption fee (as a percentage of amount redeemed within 60 days of purchase for the Acquired Fud and within 30 days of purchase for the Acquiring Fund)	None	2.00%	2.00%
Exchange fee	None	None	None
Wire Fee	None	None	None
Overnight check delivery fee	None	None	None
Retirement account fees (annual maintenance fee)	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.99%	0.99%(2)
Distribution and/or service (12b-1) fees	0.25%	0.25%	0.25%
Other expenses	0.78%	0.31%	0.31%
Acquired Fund Fees and Expenses(3)	0.02%	0.01%	0.01%
Total annual fund operating expenses	1.65%	1.56%	1.56%
(1)	Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a 1.00% charge applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.
(2)	The advisory fee for the Acquiring Fund is 1.00% on the first $100,000,000 of net assets and 0.90% thereafter.
(3)	This number includes the combined total fees and operating expenses of underlying acquired funds owned by a Fund and is not a direct expense incurred by a Fund or deducted from Fund assets. The operating expenses in this fee table will not correlate to the expense ratio in the respective Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the respective Fund.

Pursuant to an operating expense limitation agreement between North Star and the Acquiring Fund, North Star has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) at least until March 31, 2021, such that net annual fund operating expenses of the Acquiring Fund do not exceed 1.55% of the Acquiring Fund’s average net assets, for Class A shares. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

After consummation of the Reorganization, North Star will contractually agree to extend its expense limitation for Class A shares of the combined Acquiring Fund. Pursuant to an operating expense limitation agreement between North Star and the Acquiring Fund, North Star has agreed contractually to waive its management fee and to reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) beginning at the consummation of the Reorganization until at least March 31, 2024, such that net annual fund operating expenses of the Acquiring Fund do not exceed 1.55% of the Acquiring Fund’s average net assets, for Class A shares. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Expense Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Class A	$733	$1,069	$1,420	$2,427
Acquiring Fund	Class A	$725	$1,039	$1,376	$2,325
Acquiring Fund Pro Forma Combined	Class A	$725	$1,039	$1,376	$2,325

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the most recent fiscal year (ended March 31, 2020 for the Acquired Fund and November 30, 2020 for the Acquiring Fund), each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	7%
Acquiring Fund	59%

D.	Comparison of Performance

ACQUIRED FUND

Annual total returns for the Class A shares of the Acquired Fund as of December 31, 2020, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The bar chart and table below provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and by showing how the average annual total returns of the Acquired Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquired Fund’s website, www.twooaks.com, or by calling the Acquired Fund at 1-855-896-6257. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquired Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Acquired Fund –Class A

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 14.96% for the quarter ended December 31, 2020. The worst performance was -22.31% for the quarter ended March 31, 2020.

The table below shows the average annual total return of the Acquired Fund as of December 31, 2020, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2020

	One Year	Five Years	Ten Years	Life of Fund*
Class A Return before taxes	4.44%	8.29%	7.24%	5.20%
Return after taxes on distributions	4.00%	7.49%	6.27%	4.33%
Return after taxes on distributions and sale of Fund shares	2.57%	6.37%	5.53%	3.93%
S&P 500 ® Index (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%	8.95%

* The Predecessor Fund commenced operations on April 15, 2002.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Acquired Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” are higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 7.8 trillion benchmarked to the index, with index assets comprising approximately USD 2.2 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

ACQUIRING FUND

Annual total returns for the Class A shares of the Acquiring Fund as of December 31, 2020, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The Acquiring Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Opportunity Fund”), which transferred its assets to the Acquiring Fund in connection with the Acquiring Fund’s commencement of operations on May 13, 2013. The Predecessor Opportunity Fund was managed by the same adviser who currently manages the Acquiring Fund, and had substantially similar investment objectives and strategies to those of the Acquiring Fund. The Acquiring Fund’s performance includes the performance of the Predecessor Opportunity Fund prior to the commencement of the Acquiring Fund’s operations. The Predecessor Opportunity Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to Class A Shares. The Predecessor Opportunity Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Code. If the Predecessor Opportunity Fund had been registered under the 1940 Act, its performance may have been different.

The bar chart and table below provide some indication of the risks of investing in the Acquiring Fund by showing changes in the Acquiring Fund’s performance from year to year and by showing how the average annual total returns of the Acquiring Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Acquiring Fund’s website, www.nsinvestfunds.com, or by calling the Acquiring Fund at 1-855-580-0900. The Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future. Sales loads are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Acquiring Fund –Class A

Calendar Year Total Returns as of December 31,

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 21.43% for the quarter ended June 30, 2020. The worst performance was -20.20% for the quarter ended March 31, 2020.

Average Annual Total Returns for the periods ended December 31, 2020

	One Year	Five Years	Since Inception of Class A Shares (December 15, 2011)
Class A Shares*
Return Before Taxes	10.60%	9.94	9.74%
Return after taxes on distributions	10.48%	9.24%	8.46%
Return after taxes on distributions and sale of Fund shares	6.34%	7.60%	7.41%
Morningstar Moderately Aggressive Target Risk Index (reflects no deduction for fees, expenses or taxes)	13.51%	11.27%	10.51%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	15.64%

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Acquiring Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

The Morningstar Target Risk Index family is designed to meet the needs of investors who would like to maintain a target level of equity exposure through a portfolio diversified across equities, bonds and inflation-hedged instruments. The Morningstar Moderately Aggressive Target Risk Index seeks approximately 80% exposure to global equity markets. The Adviser has elected to change the benchmark for the Acquiring Fund. Going forward, the Morningstar Moderately Aggressive Target Risk Index will replace the S&P 500 Total Return Index as the Acquiring Fund’s primary broad-based index. The S&P 500 Total Return Index will continue to be shown for a period of one year.

The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Acquiring Fund’s returns, however, they do not reflect any fees or expenses.

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

E.	Key Information About the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Proxy Statement as Appendix A and which includes more detailed information about the Reorganization.

Description of the Agreement and Plan of Reorganization. At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Shareholders of the Acquired Fund will receive Class A shares of the Acquiring Fund. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of Class A shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Class A shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing NLFT II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

In the Reorganization, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets as of the Closing using the Acquiring Fund’s valuation procedures, and as set forth in the Acquiring Fund’s then-current Prospectus and SAI, or such other valuation procedures as shall be mutually agreed upon by the Funds (the “Valuation Procedures”). At the time of the Reorganization, the NAV of the Acquired Fund shares shall be computed as of the Closing in accordance with the Valuation Procedures.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of Class A shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to NLFT II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on May 7, 2021, or such other date as determined by NLFT II.

North Star has agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Combined Prospectus/Proxy Statement, except if and to the extent that North Star’s payment of those costs would result in certain adverse tax consequences. North Star will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of NLFT II, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Board or the Board if, among other reasons, the Board determines that the Reorganization is not in the best interest of its shareholders.

Description of the Shares to be Issued. Full and fractional shares of Class A shares of the Acquiring Fund will be issued to shareholders of the Acquired Fund, in accordance with the procedures under the Plan of Reorganization as described above. The Declaration of Trust of NLFT II permits the Board to issue an unlimited number of shares of beneficial interest of each series within the Trust with no par value per share. Like the Acquiring Fund, the Acquired Fund is a series of the Trust which, as of the Closing Date, will consist of Class A shares. There are no material differences between the Class A shares of the Acquired Fund and the Class A shares of the Acquiring Fund, except that unlike Class A shares of the Acquired Fund, Class A shares of the Acquiring Fund are subject to a redemption fee of 2.00% on redemptions made within 30 days of purchase, and, with respect to purchases of $1,000,000 or more of Class A shares, Acquiring Fund shares are not subject to a front-end sales load but may be subject to a CDSC of up to 1.00% on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid by the Acquiring Fund’s adviser on those shares redeemed, while Class A shares of the Acquired Fund are not subject to a CDSC but are subject to a 1.00% front-end sales load. Each share of beneficial interest of each series of shares has one vote and shares equally in dividends and distributions when and if declared by a series and in the series’ net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Board may determine with respect to any series of shares. Shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Board may classify or reclassify any unissued shares of either Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each series vote as a series to change, among other things, a fundamental policy of each such series and to approve the series’ investment management contracts and distribution plans pursuant to Rule 12b-1 of the 1940 Act. Like the Acquired Fund, the Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.

Board Considerations. At the Board meeting held on January 26, 2021, Two Oaks, the Acquired Fund’s investment adviser, recommended that the Board approve the Reorganization.  In particular, Two Oaks believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal strategies as the Acquired Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (3) invest in a mutual fund managed by North Star, an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders.

At the January 26, 2021 meeting, the Trustees reviewed detailed information regarding the proposed Reorganization.

In recommending the proposed Reorganization, the Trustees (with the advice and assistance of independent counsel) considered, among other things:

•	the terms of the Plan, including that the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;
•	that the Funds have similar investment objectives, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies;
•	the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that the North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders;
•	the Acquiring Fund’s performance over various periods;
•	that North Star is an experienced provider of investment advisory services to institutional and retail investors, with approximately $1.5 billion in mutual fund assets under management;
•	North Star’s commitment to compliance and risk management;
•	that although the current advisory fee of the Acquiring Fund is higher than the current advisory fee of the Acquired Fund, total expenses of the Acquiring Fund are lower than total expenses of the Acquired Fund;
•	North Star has an expense limitation agreement in place with respect to the Acquiring Fund while Two Oaks does not have such an expense limitation agreement in place with respect to the Acquired

Fund; while the Acquiring Fund’s total expenses are currently below the expense caps set forth in North Star’s expense limitation agreement with respect to the Acquiring Fund, such caps are lower than the current total expenses of the Acquired Fund; that North Star has agreed to extend its current expense limitation agreement beyond its current term to March 31, 2024 if the Reorganization is approved by the Acquired Fund’s shareholders;

•	that Acquired Fund shareholders will not pay a sales charge to acquire shares of the Acquiring Fund in connection with the Reorganization;
•	that the Reorganization will not result in the dilution of shareholders’ interests;
•	that North Star, and not the Acquired Fund, will bear the costs of the Reorganization;
•	that the Acquired Fund and the Acquiring Fund are governed by the same Board;
•	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;
•	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization;
•	that liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes; and
•	that Two Oaks is subject to certain potential conflicts of interests in recommending the Reorganization; in this respect, the Board noted that Two Oaks is selling its mutual fund business to North Star; and that there are no other agreements or arrangements between North Star and Two Oaks related to the Reorganization other than the Transaction Agreement.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Two Oaks is in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders, and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would have to consider what steps to take, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Section 15(f) of the 1940 Act

North Star is only acquiring Two Oaks’ mutual fund business. Two Oaks will remain in business as a separate investment adviser following the Transaction and the Reorganization.

Two Oaks and North Star will comply with the conditions of Section 15(f) of the 1940 Act and have made certain covenants in the Transaction Agreement regarding compliance with Section 15(f). Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the Reorganization or Transaction, or any express or implied terms, conditions or understandings applicable to the Reorganization or Transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). No such compensation arrangements are contemplated in the Transaction Agreement and neither Two Oaks nor North Star is aware of any circumstances relating to the Reorganization or Transaction that might result in the imposition of such an “unfair burden” on the Acquired Fund. Any compensation paid under the Transaction Agreement will be paid by North Star out of its own resources and will not be paid by the Funds or their shareholders. Additionally, Two Oaks and North Star have each agreed in the Transaction Agreement to refrain from imposing or seeking to impose, for a period of two years after the closing of the Reorganization, any “unfair burden” on the Acquiring Fund in the form of higher net expenses.

Second, during the three-year period immediately following the Reorganization and Transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The Board will satisfy this condition at the time of the Reorganization and Transaction and will continue to satisfy this condition for three years following the closings of the Reorganization and Transaction.

Federal Income Tax ConsequencesThe following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, and possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Alston & Bird LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Alston & Bird LLP will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that is otherwise subject to federal income tax would recognize taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As a condition to closing the Reorganization Alston & Bird LLP will render an opinion substantially to the effect that:

•	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free Reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a Reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or the distribution of the shares of the Acquiring Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) the transfer of any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
•	the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;
•	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;
•	no gain or loss will be recognized by shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares by such shareholders;
•	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged were held by such shareholder; and
•	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the regulations thereunder.

The Acquiring Fund intends to continue to be treated as a regulated investment company as defined in Section 851 of the Code.

Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets on or prior to the Closing Date, for the avoidance of doubt, after reduction for any available capital loss carryforwards, recognized in periods up to and including the Closing Date. Any such distribution generally would be taxable to shareholders that are subject to tax.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Tax Capital Loss Carryforwards.

Federal income tax law permits a regulated investment company to carry forward its net capital for an unlimited number of taxable years. The Acquired Fund did not have a capital loss carryforward at the end of the Acquired Fund’s March 31, 2020 fiscal year and the Acquired Fund has booked realized gains for the current fiscal year.

Comparison of Forms of Organization and Shareholder Rights.

Because both Funds are separate series of the same Trust, shareholders of each Fund have identical rights. Accordingly, the rights of shareholders of the Acquired Fund will not change as a result of the Reorganization.

Comparison of Valuation Procedures.

The net asset value (“NAV”) for both Funds is calculated in exactly the same manner. The net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) of each class of shares is calculated as of the close of regular trading (generally 4:00 p.m., Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Funds’ NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

Capitalization.

The following table sets forth, as of February 26, 2021, the capitalization of the Acquired Fund and the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been consummated.

	Acquired Fund	Acquiring Fund	Pro Forma Adjustment	Acquiring Fund - Pro Forma Combined
Net Assets ($) (Unaudited)
Class A	29,029,418	22,596,550	-	51,625,968
Class I	N/A	119,916,450	-	119,916,450
Class R1	N/A	0	-	0
Total	29,029,418	142,513,000	-	171,542,418

Net Asset Value Per Share ($) (Unaudited)
Class A	15.40	17.69	-	17.69
Class I	N/A	17.64	-	17.64
Class R1	N/A	N/A	-	N/A

Shares Outstanding (Unaudited)
Class A2	1,885,056	1,277,523	-	2,918,370
Class I	N/A	6,799,305	-	6,799,305
Class R1	N/A	0	-	0
Total	1,885,056	8,076,828	-	9,717,675

 1The Acquiring Fund has registered but does not currently offer Class R shares.

2The Acquired Fund shares will be exchanged for the Class A shares of the Acquiring Fund at the Class A shares’ ending NAV calculated as of the Effective Time.

Investment Advisers.

Two Oaks

Two Oaks Investment Management, LLC (“Two Oaks”), located at 597 Goshen Avenue, Clovis, CA 93611, acts as investment adviser to the Acquired Fund pursuant to an investment advisory agreement (the “Two Oaks Advisory Agreement”).

Two Oaks is responsible for its own operating expenses. Blake T. Todd, AIF® is the lead portfolio manager responsible for the day to day management of the Acquired Fund. Mr. Todd is the majority owner of the Adviser. In addition to the Acquired Fund, Mr. Todd serves as lead portfolio manager for Montecito Investment Portfolios offered through the Crowell Weedon Asset Management program at DA Davidson & Co. Two Oaks is an investment adviser registered with the SEC and provides investment advice to the Acquired Fund and institutional and high net worth clients. As of December 31, 2020, Two Oaks provides continuous management services for approximately $28.4 million in client assets on a discretionary basis.

Subject to such policies as the Board may determine, Two Oaks is ultimately responsible for investment decisions for the Acquired Fund. Pursuant to the terms of the Two Oaks Advisory Agreement, Two Oaks provides the Acquired Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Acquired Fund’s investments. Two Oaks also continuously monitors and maintains the Acquired Fund’s investment criteria and determines from time to time what securities may be purchased by the Acquired Fund.

Pursuant to the Two Oaks Advisory Agreement, the Acquired Fund pays Two Oaks an annual advisory fee of 0.60% of the Acquired Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis. For the fiscal year ended March 31, 2020, Two Oaks received advisory fees of 0.60% of the Acquired Fund’s average daily net assets, after waiving fees pursuant to its expense limitation agreement with NLFT II, on behalf of the Acquired Fund.

The Acquired Fund is responsible for its own operating expenses (all of which is borne directly or indirectly by the Acquired Fund’s shareholders), including among others, legal fees and expenses of counsel to the Acquired Fund and the Acquired Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Acquired Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Acquired Fund; and any litigation expenses.

A discussion regarding the basis for the Board’s most recent renewal of the Two Oaks Advisory Agreement is available in the Acquired Fund’s Semi-Annual Report to shareholders dated as of September 30, 2020.

North Star

North Star Investment Management Corp., (“North Star”) located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606, acts as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement (the “North Star Advisory Agreement”) under which North Star manages the Acquiring Fund’s investments subject to the supervision of the Board. North Star offers both high net worth individual and institutional clients portfolio management services in a variety of alternative investment offerings, and is a registered investment adviser. As of December 31, 2020, North Star managed approximately $1.5 billion in assets. Under the Advisory Agreement, the Acquiring Fund compensates North Star for its investment advisory services at the annual rate, payable on a monthly, of 1.00% on the first $100,000,000 of the Acquiring Fund’s average daily net assets, basis and 0.90% thereafter.

Subject to the general supervision of the Board, North Star is responsible for managing the Acquiring Fund in accordance with its investment objective and policies. North Star also maintains related records for the Acquiring Fund.

The Acquiring Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between North Star and NLFT II, North Star has agreed to reduce its management fees and/or pay expenses of the Acquiring Fund to ensure that the total amount of Acquiring Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, underlying acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.55% of the Acquiring Fund’s average net assets for Class A shares through March 31, 2021 subject thereafter to annual re-approval of the agreement by the Board. North Star is permitted to receive reimbursement from the Acquiring Fund for fees it waived and fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Acquiring Fund must pay its current ordinary operating expenses before North Star is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board. North Star has agreed to extend the term of the expense limitation agreement to March 31, 2024 if the Reorganization is approved by the Acquired Fund’s shareholders.

A discussion regarding the basis for the Board’s approval of the renewal of the Advisory Agreement for the Acquiring Fund is available in the annual report to shareholders dated November 30, 2020.

Acquired Fund Portfolio Managers

Blake T. Todd, Jarrett Perez are jointly and primarily responsible for the day-to-day management of the Acquired Fund’s portfolio.

Blake T. Todd. Blake T. Todd AIF® is the lead portfolio manager responsible for the day to day management of the Acquired Fund. Mr. Todd is the majority owner of Two Oaks. In addition to the Acquired Fund, Mr. Todd serves as lead portfolio manager for Montecito Investment Portfolios offered through the Crowell Weedon Asset Management program at DA Davidson & Co. At DA Davidson & Co. he manages individual portfolios for private clients and retirement funds under the CWAM – Montecito Investment Portfolio program ("CWAM") within the DA Davidson & Co RIA. Prior to joining DA Davidson & Co., Mr. Todd held various sales, portfolio management and management positions with Crowell Weedon & Co., The Seidler Companies, Sutro-RBC Dain Rauscher, Shearson Smith Barney, Kidder Peabody, and Dean Witter Reynolds beginning in 1979.

Jarrett Perez, CFA, is a co-manager of the Acquired Fund. Mr. Perez is a minority owner of Two Oaks. Mr. Perez also has worked at DA Davidson & Co. since 2013. Mr. Perez serves as the assistant portfolio manager for private clients and retirement funds in the CWAM at DA Davidson & Co. Prior to joining DA Davidson & Co., Mr. Perez held various sales and operational duties with Crowell Weedon & Co, The Seidler Companies and UBS- Paine Weber beginning in 2002.

Acquiring Fund Portfolio Managers

The following individuals serve as the Opportunity Fund’s portfolio managers:

Peter Gottlieb, is founder and President of North Star since 2003. Mr. Gottlieb has over 31 years of experience in the financial industry as a financial advisor as well as serving on the Board of Directors of a community bank, a publicly traded business development company and a community hospital. Mr. Gottlieb is a portfolio manager for the Acquiring Fund, North Star Micro Cap Fund and the North Star Dividend Fund. Mr. Gottlieb earned his BA degree from the University of Michigan, School of Business. A member of numerous civic, political and charitable organizations, Mr. Gottlieb and his family live in Chicago.

Eric Kuby, is the Chief Investment Officer of North Star. Mr. Kuby has over 37 years of experience, serving both individual and institutional clients. Mr. Kuby joined North Star in 2004 and has been Chief Investment Officer of North Star since 2005. As Chairman of the Investment Committee, Mr. Kuby is responsible for overseeing the firm’s various investment strategies. Mr. Kuby acts as portfolio manager of the Acquiring Fund, the North Star Micro Cap Fund and the North Star Dividend Fund. Mr. Kuby holds an MBA in Finance as well as a BA in Economics from The University of Chicago. Mr. Kuby and his family live in Lake Forest, Illinois.

Bradley Cohen, is a portfolio manager of North Star. Mr. Cohen has over 15 years of financial industry experience. In addition to working with individual clients, Mr. Cohen is a portfolio manager for the Acquiring Fund. Mr. Cohen graduated from the University of Maryland and received his J.D. from Marquette Law School. Previously he had thirteen years of securities experience as a member, specialist and trader on the Chicago Stock Exchange; most recently as co-owner of LaSalle Capital Partners, an OTC specialist Firm. Mr. Cohen and his family live in Highland Park, IL.

Sheldon Goodman, has over 44 years of industry experience and is a portfolio manager of the Acquiring Fund. Mr. Goodman began his career at the Federal Reserve Bank of New York on the Open Market Trading desk and later worked on the high yield trading division at Goldman Sachs. In addition, Mr. Goodman was a Partner, Compliance Officer and Sales Manager at Bear Stearns and was Director of Commodities and Futures at Gruntal & Co and was a former Director of the Chicago Board Options Exchange. Mr. Goodman oversees the firm's fixed income operations, including Municipals, Treasuries, Corporate and Agencies and CDs. Mr. Goodman holds a Masters in Economics from The City University of New York. Sheldon and his family live in Chicago.

After the Reorganization is consummated, the Acquiring Fund will be managed by the same portfolio managers of the Acquiring Fund.

Other Service Providers.

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Fund Accounting	Gemini Fund Services, LLC	Gemini Fund Services, LLC

Distributor	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	Gemini Fund Services, LLC	Gemini Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	RSM US LLP
Custodian	The Bank of New York Mellon	MUFG Union Bank, National Association

Control Persons and Principal Holders of Securities.

As of March 1, 2021, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge) who owned five percent or more of the Funds’ shares were as follows:

Acquiring Fund

Owner of Record	Percent of Shares Held of Class
Class A Shares
Charles Schwab & Co Inc./Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	28.26%
TD Ameritrade Inc P.O. Box 2226 Omaha NE	56.86%
Class I Shares
Charles Schwab & Co Inc./Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	11.31%

Acquired Fund

Owner of Record	Percent of Shares Held of Class
Class A Shares
Charles Schwab & Co Inc./Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	97.04%

As of March 1, 2021, the officers, directors and trustees of the Funds, as a group, owned of record and beneficially less than 1% of the outstanding voting securities of either Fund.

A beneficial owner of more than 25% of a voting security of a Fund is presumed to have “control” of a Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

Miscellaneous Information.

Multiple Shareholders In A Household. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Information Statement, the Funds will deliver promptly a separate copy of this Combined Prospectus/Information Statement to you upon written or oral request.

To receive a separate copy of this Combined Prospectus/Information Statement, or if you would like to receive a separate copy of future information statements, prospectuses or annual reports, please contact the Acquired Fund at 1-855-896-6257 or the Acquiring Fund at 1-855-580-0900. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Funds at the telephone number or address stated above.

Voting Information. Acquired Fund shareholders may vote in one of the following ways:

•	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy card;
•	call the toll-free number 800-690-6903 to reach an automated touchtone voting line; or
•	call the toll-free number 833-782-7142 to speak with a live operator Monday through Friday 9:00 AM to 10:00 PM Eastern time.

All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

As of March 1, 2021 (“the Record Date”), there were 1,885,061.883 shares of beneficial interest of the Acquired Fund issued and outstanding. There were 7,945,561.762 total shares of the Acquiring Fund and 1,175,349.669 of Class A shares of the Acquiring Fund outstanding as of the Record Date.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on the Proposals. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

Thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Special Meeting. Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Acquired Fund represented at the Special Meeting

An affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund is required for the approval of the proposed Plan of Reorganization. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less. As a result, with respect to approval of the proposed Plan of Reorganization, non-votes and abstentions will have the same effect as a vote against a proposal because the required vote is a percentage of the shares present or outstanding.

Adjournment And Postponement. If a quorum is not present, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Proposal to Adjourn. In the event that a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may, by motion of the person presiding thereat, be adjourned when such proposal to adjourn is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter to be adjourned, and voting on the adjournment. Unless a proxy is otherwise limited in this regard, any shares of the Acquired Fund present and entitled to vote at the Meeting that are represented by broker non-votes may, at the discretion of the proxies named therein, be voted in favor of adjournment.

The costs of any such additional solicitation and of any adjourned or postponed session will be borne by North Star.

Right to Revoke Proxy. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to NLFT II, by submission of a later-dated, duly executed proxy or by voting virtually in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance virtually by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Method and Cost of Solicitation. This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on March 1, 2021] is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. NLFT II expects that the solicitation of proxies will be primarily by mail and telephone. North Star has retained AST Fund Solutions, Inc. (“AST”) to provide proxy services, at an anticipated cost of approximately $2,000. Pursuant to the agreement, AST will manage the solicitation, including printing and mailing solicitation materials, as well as contacting shareholders via telephone. North Star will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies.

Interest of Certain Persons in the Transaction. North Star receives an annual investment advisory fee from the Acquiring Fund based on the Acquiring Fund’s average daily net assets. As a result of the Reorganization, the Acquiring Fund’s net assets will increase and, as a result, the dollar amount North Star receives for its services to the Acquiring Fund will also increase.

North Star is only acquiring Two Oaks’ mutual fund business. Two Oaks will remain in business as a separate investment adviser following the Transaction and the Reorganization.

Other Business.

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Next Meeting of Shareholders.

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by NLFT II at its office at a reasonable time before NLFT II begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Financial Highlights.

Set forth below are the financial highlights for each of the Funds. The financial highlights are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since inception of the Fund if less than five years). The Acquired Fund’s fiscal year end is March 31 and the Acquiring Fund’s fiscal year end is

November 30. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The financial information for the Acquired Fund for the periods shown has been audited by Cohen & Company Ltd., an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report and the unaudited financial statements included in the Acquired Fund’s semi-annual report to shareholders for the six-month period ended September 30, 2020. The information for the Acquiring Fund has been derived from the financial statements audited by RSM US LLP whose report, along with the financial statements, are included in the Acquiring Fund’s November 30, 2020 annual report, which are available at no charge upon request. Each Fund’s annual and semi-annual report is available upon request by calling the Acquired Fund at 1-855-896-6257 and the Acquiring Fund at 1-855-580-0900.

Acquired Fund

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Six Months Ended			Class A (a)
	September 30,		For the Year Ended March 31,
	2020		2020	2019	2018		2017	2016
	(Unaudited)
Net Asset Value, Beginning of Period	$10.83		$12.89	$13.16	$13.02		$11.52	$12.04

From Operations:
Net investment income (b)	0.06		0.14	0.15	0.12		0.11	0.20
Net gain (loss) from securities (both realized and unrealized)	2.53		(1.85)	0.35	0.51		1.57	(0.25)
Total from operations	2.59		(1.71)	0.50	0.63		1.68	(0.05)

Distributions to shareholders from
Net investment income	(0.12)		(0.09)	(0.16)	(0.13)		(0.18)	(0.16)
Net realized gains	—		(0.26)	(0.61)	(0.36)		—	(0.28)
Return of capital	—		—	—	—		—	(0.03)
Total distributions	(0.12)		(0.35)	(0.77)	(0.49)		(0.18)	(0.47)

Net Asset Value, End of Period	$13.30		$10.83	$12.89	$13.16		$13.02	$11.52

Total Return (c)	24.06	% (g)	(13.81)%	4.05%	4.70%		14.63%	(0.31)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$25,959		$21,834	$27,383	$27,721		$24,940	$22,059
Ratio of expenses to average net assets,
before recapture (d)	1.84	% (f)	1.63%	1.69%	1.70%		1.75%	1.81%
net of recapture (d)	1.84	% (f)	1.63%	1.69%	1.75	% (e)	1.75%	1.75%
Ratio of net investment income to average net assets (d)	0.98	% (f)	1.03%	1.13%	0.86%		0.90%	1.71%
Portfolio turnover rate	12	% (g)	7%	15%	22%		24%	28%

(a)	Class C shares were merged into Class A on May 20, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee during 2016-2017, total returns would have been lower.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

(f)	Annualized.
(g)	Not annualized.

Acquiring Fund

The table below sets forth financial data for one Class A share of beneficial interest outstanding throughout each year of the Acquiring Fund.

	Class A
	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Net Asset Value, Beginning of Year	$14.05	$13.57	$13.51	$12.22	$11.15
Activity From Investment Operations:
Net investment income (a)	0.10	0.17	0.26	0.15	0.14
Net gain from securities (both realized and unrealized)	2.69	1.00	0.13	1.24	1.04
Total from operations	2.79	1.17	0.39	1.39	1.18
Less Distributions From:
Net investment income	(0.07)	(0.17)	(0.21)	(0.09)	(0.11)
Net realized gains on investments	—	(0.52)	(0.12)	(0.01)	—
Return of Capital	(0.01)	—	—	—	—
Total Distributions	(0.08)	(0.69)	(0.33)	(0.10)	(0.11)
Redemption Fees	0.00 (b)	0.00 (b)	—	—	—
Net Asset Value, End of Year	16.76	14.05	13.57	13.51	$12.22
Total Return (c)	19.99%	9.32%	2.92%	11.44%	10.49%
Ratios/Supplemental Data
Net assets, end of year (in 000's)	$26,940	$33,143	$16	$17	$15
Ratio to average net assets:
Expenses, Gross (d)	1.62%	1.55%	1.67%	1.68%	1.74%
Expenses, Net of waiver or recapture	1.55%	1.55% (e)	1.67%	1.68%	1.74%
Net investment income	0.67%	1.27%	1.86%	1.15%	1.19%
Portfolio turnover rate	59%	46%	44%	47%	61%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b)	Less than $0.005 per share.
(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses for the years ended November 30, 2019 and November 30, 2020, total returns would have been lower.
(d)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.
(e)	Effective February 19, 2019, the expense limitation was reduced to 1.55%.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [______], 2021, by NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (“NLFT II” or the “Trust”), on behalf of the North Star Opportunity Fund (the “Acquiring Fund”) and the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), each a series of NLFT II (the Acquiring Fund and Acquired Fund are sometimes referred to herein, collectively, as the “Funds”), and is joined by North Star Investment Management Corp., a Delaware corporation (“North Star”), solely with respect to Section II.3.

NLFT II wishes to effect the reorganization as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) of Class A shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities as described herein, and the distribution of the Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation of the Acquired Fund, all on the terms and conditions set forth herein (the “Reorganization”).

NLFT II’s board of trustees (the “Board”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund and, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund currently offers one class of shares, Class A shares (the “Acquired Fund Shares”).   The Acquiring Fund currently offers Class A and Class I shares (with only Class A shares representing the Acquiring Fund Shares). The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be substantially similar to those of the Acquired Fund Shares.

I.                    PLAN OF REORGANIZATION

1.       Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund at the Closing (as defined in Section II.4) all of the properties and assets it owns as of the Valuation Time (as defined in Section II.2(f)). In consideration therefor, Acquiring Fund agrees, as of the Closing, to assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund a number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund assumed by Acquiring Fund on such date. Before the Closing, Acquired Fund will declare and pay to its shareholders a dividend and/or other distribution in an amount such that it will have distributed all of its net investment income and capital gains as described in Section II.6(c) hereof.

2.        Upon consummation of the transactions described in Section I.1 of this Agreement, Acquired Fund will distribute, in complete liquidation to its shareholders of record as of the Closing, the Acquiring Fund Shares, each shareholder being entitled to receive that proportion of Acquiring Fund Shares that the number of Acquired Fund Shares held by such shareholder bears to the number of Acquired Fund Shares outstanding on such date.

II.                 AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1.                   Reorganization.

(a)	Subject to the other terms and conditions contained herein (including Acquired Fund’s obligation to distribute to its shareholders all of its net investment income and capital gains as described in Section II.6(c) hereof), Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, at the Closing all of the investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (“Assets”), in exchange for that number of Acquiring Fund Shares provided for in Section II.2 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Closing, distribute all of the Acquiring Fund Shares received by it to its shareholders in complete liquidation of Acquired Fund.
(b)	As soon as practicable, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund indicates it does not wish to acquire. This liquidation will be substantially completed before the Closing Date, (as defined in Section II.4) unless otherwise agreed by Acquired Fund and Acquiring Fund.
(c)	Acquired Fund agrees to pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it after the Closing with respect to the Assets of Acquired Fund, whether accrued or contingent. Any such distribution will be deemed included in the Assets transferred to Acquiring Fund at the Closing and will not be separately valued unless the securities in respect of which such distribution is made have gone “ex” before the Valuation Time, in which case any such distribution which remains unpaid at the Closing will be included in the determination of the value of the Assets of Acquired Fund acquired by Acquiring Fund.

2.                   Exchange of Shares; Valuation Time. On the Closing Date, Acquiring Fund will deliver to Acquired Fund (i) a number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the value of the Assets of Acquired Fund transferred to Acquiring Fund on that date less the value of the liabilities of Acquired Fund assumed by Acquiring Fund on that date as determined as hereafter provided in this Section II.2.

(a)	The net asset value of the Acquiring Fund Shares to be delivered to Acquired Fund, the value of the Assets of Acquired Fund and the value of the liabilities of Acquired Fund to be assumed by Acquiring Fund will be determined as of the Valuation Time.
(b)	The net asset value of the Acquiring Fund Shares and the value of the assets and liabilities of the Acquired Fund will be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures customarily used by Acquiring Fund in determining the market value of Acquiring Fund’s assets and liabilities.
(c)	No adjustment will be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.
(d)	Acquiring Fund will issue the Acquiring Fund Shares, registered in the name of Acquired Fund, to Acquired Fund. Acquired Fund shall then re-register the Acquiring Fund Shares in the names of the shareholders of Acquired Fund in accordance with instructions furnished by Acquired Fund.
(e)	Acquiring Fund will assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of Assets and subsequent dissolution of Acquired Fund or otherwise.
(f)	The Valuation Time is the time at which Acquired Fund calculates its net asset value, which is normally 4 p.m. Eastern Time, on May 7, 2021 (the “Valuation Time”).

3.                   Fees and Expenses. All direct fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement (together with the costs specified below, “Expenses”) will be borne by North Star, including the costs of liquidating such of Acquired Fund’s portfolio securities as Acquiring Fund shall indicate it does not wish to acquire before the Closing Date; and provided that such Expenses will in any event be paid by the party directly incurring such Expenses if and to the extent that the payment by the other party of such Expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

4.                   Closing Date. All acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on May 7, 2021 (the “Closing Date”), or such other date as officers of NLFT II determine (“Effective Time”).  The Closing shall be held at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or at such other place as to the officer of NLFT II decide.

5.                   Dissolution. Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of the Trust in accordance with applicable law and that after the Closing Date, Acquired Fund will not conduct any business except in connection with its liquidation and dissolution.

6.                   Conditions to Acquiring Fund’s Obligations. The obligations of Acquiring Fund hereunder are subject to the following conditions:

(a)	That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
(b)	The Acquiring Fund and the Acquired Fund shall have received an opinion from Alston & Bird LLP (“Counsel”), substantially to the effect that, for federal income tax purposes:
(i)	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;
(ii)	no gain or loss will be recognized by the Acquired Fund on the transfer of the Assets in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) "section 1256 contracts" as defined in section 1256(b) of the Code or (2) the transfer of stock in a "passive foreign investment company" as defined in section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
(iii)	the tax basis of the Assets will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was were held by the Acquired Fund;
(iv)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(v)	no gain or loss will be recognized by the Shareholders upon the receipt of the Acquiring Fund Shares by such Shareholders in exchange for their Acquired Fund Shares;
(vi)	the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, received by each Shareholder will include the period during which the Acquired Fund Shares exchanged were held by such Shareholder; and
(vii)	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381 through 384 of the Code and the regulations thereunder.
(c)	That, before the Closing, Acquired Fund declares a dividend or dividends which, together with all previous such dividends, has the effect of distributing to the shareholders of Acquired Fund (i) all of the excess of Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, and all of Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code and computed without regard to any deduction for dividends paid), in each case for Acquired Fund’s taxable year ending after December 31, 2020 and on or before the Closing, and (ii) all of its net capital gain realized in the taxable year ending after December 31, 2020 exceeding any capital loss carryover’s utilized from prior fiscal years and on or before the Closing.
(d)	That Acquired Fund’s custodian has delivered to Acquiring Fund a certificate identifying all of the Assets of Acquired Fund held by such custodian as of the Valuation Time.
(e)	That Acquired Fund’s transfer agent has provided to Acquiring Fund (i) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (ii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.
(f)	That Acquired Fund will have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Closing Date pursuant to which Acquired Fund will assign, transfer and convey all of the Assets to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.
(g)	That a combination proxy statement/prospectus on Form N-14 (the “Registration Statement”) will have become effective under the Securities Act of 1933, as amended (the “1933 Act”), and no stop orders suspending the effectiveness thereof shall have been issued, and to the best knowledge of the parties hereto, no investigation or proceeding for that purpose will have been instituted or pending, threatened or contemplated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act.
(h)	That all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

7.                   Conditions to Acquired Fund’s Obligations. The obligations of Acquired Fund hereunder are subject to the following conditions:

(a)	That this Agreement is adopted and the transactions contemplated hereby are approved by the affirmative vote of at least a majority of the members of the Board of Trustees of the Trust (including a majority of those Trustees who are not “interested persons” of Acquired Fund or Acquiring Fund, as defined in Section 2(a)(19) of the 1940 Act).

(b)	That Acquired Fund will have received the same opinion referenced in Section II.6(b) hereof.
(c)	That Acquiring Fund will have executed and delivered to Acquired Fund an Assumption of Liabilities certificate dated as of the Closing Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.
(d)	That the Registration Statement shall have been declared effective by the SEC and no stop orders under the 1933 Act pertaining thereto shall have been issued; all necessary orders of exemption under the 1940 Act with respect to the transactions contemplated by this Agreement shall have been granted by the SEC; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

8.                   Termination. This Agreement may be terminated and the Reorganization abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable. In the event of any such termination, there shall be no liability for damages on the part of Acquiring Fund, Acquired Fund, the Trust or the Trust’s Board of Trustees.

9.                   Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except upon authorization of the Board of Trustees of the Trust and will be construed in accordance with and governed by the laws of Delaware.

IN WITNESS WHEREOF, this Agreement and Plan of Reorganization has been signed by duly authorized officers of the Trust on behalf of the Acquiring Fund and the Acquired Fund, and North Star as of the date first above written.

NORTHERN LIGHTS FUND TRUST II, on behalf of Two Oaks Diversified Growth and Income Fund By: Name: Kevin E. Wolf Title: President	NORTHERN LIGHTS FUND TRUST II, on behalf of North Star Opportunity Fund By: Name: Kevin E. Wolf Title: President

Accepted and agreed to with regard to Section 3 hereof only:

North Star Investment Management Corp., Inc.

By:

Name:

Title:

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

TWO OAKS DIVERSIFIED GROWTH AND INCOME Fund

a series of Northern Lights Fund Trust II

Managed by:
Two Oaks Investment Management, LLC

597 Goshen Avenue

Clovis, CA 93611

BY AND IN EXCHANGE FOR

Class A SHARES OF THE

North star Opportunity Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

March 12, 2021

This Statement of Additional Information (“SAI”), relates specifically to the shares of North Star Opportunity Fund (the “Acquiring Fund”) to be issued pursuant to an Agreement and Plan of Reorganization whereby the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), will merge with and into the Acquiring Fund. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the combined Prospectus/Proxy Statement, and, therefore, should be read in conjunction with the related combined Prospectus/Proxy Statement dated March 12, 2021. A copy of the combined Prospectus/Proxy Statement may be obtained without charge by calling 1-855-580-0900. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED March 12, 2021

The SEC has not approved or disapproved these securities or determined if this Prospectus/Proxy Statement is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

I. General Information	1
II. Pro Forma Financial Information	2

I.	General Information

This Statement of Additional Information (“Reorganization SAI”) relates to the proposed reorganization of the Two Oaks Diversified Growth and Income Fund (the “Acquired Fund”), a series of Investment Managers Series Trust II (“NLFT II”), into the North Star Opportunity Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“NLFT II”)(the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Further information about each of the Acquired Fund and the Acquiring Fund is contained in and incorporated by reference to the Acquired Fund’s Statement of Additional Information dated July 31, 2020, and to the Acquiring Fund’s Statement of Additional Information dated April 1, 2020, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Acquired Fund and the Acquiring Fund is contained in the Acquired Fund’s Annual Report for the fiscal year ended March 31, 2020 and the Semi-Annual Report of the Acquired Fund for the six month period ended September 30, 2020, and the Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2020 and are incorporated in this Statement of Additional Information by reference. No other parts of the Acquired Fund’s or Acquiring Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

This Reorganization SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Prospectus/Proxy Statement dated March 12, 2021 which relates to the Reorganization. As described in the Combined Prospectus/Proxy Statement, the Reorganization involves the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. This Reorganization SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Funds at Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling toll-free 1-855-580-0900.

This Reorganization SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

•	Prospectus of the Acquired Fund dated July 31, 2020, (Prospectus is incorporated by reference to PEA No. 475 to the Registration Statement on Form N-1A filed on July 27, 2020; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333 -17426; 811-22549)
•	Prospectus of the Acquiring Fund dated April 1, 2020 as supplemented on July 27, 2020 (Prospectus is incorporated by reference to PEA No. 456 to the Registration Statement on Form N-1A filed on March 27, 2020; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333-174926; 811-22549).
•	Statement of Additional Information of the Acquired Fund dated July 31, 2020 (incorporated by reference to PEA No. 475 to the Registration Statement on Form N-1A filed on July 27, 2020; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333-174926; 811-22549).
•	Statement of Additional Information of the Acquiring Fund dated April 1, 2020, as supplemented on May 1, 2020 (incorporated by reference to PEA No. 456 to the Registration Statement on Form N-1A filed on March 27, 2020; supplements are incorporated by reference to the Rule 497 filings made on each date listed) (File Nos. 333-174926; 811-22549).

•	Annual Report to Shareholders of the Acquired Fund for the fiscal year ended March 31, 2020 (incorporated by reference to the Form N-CSR filed on June 5, 2020) (File Nos. 333-174926; 811-22549).
•	Semi-Annual Report of the Acquired Fund dated September 30, 2020, (incorporated by reference to the Form N-CSRS filed on December 4, 2020) (File Nos. 333-174926; 811-22549).
•	Annual Report to Shareholders of the Acquiring Fund for the fiscal year ended November 30, 2020 (incorporated by reference to the Form N-CSR filed on February 3, 2021) (File Nos. 333-174926; 811-22549).
II.	Pro Forma Financial Information

Set forth below is pro forma financial information demonstrating the effect of the Reorganization on the Funds. The Acquiring Fund also offers Class I shares, however Class I shares are not participating in the Reorganization.

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and the Acquiring Fund, each as identified below for the 12-month period ended November 30, 2020. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of each Fund, which are available in each Funds’ Annual and Semi-Annual Reports to Shareholders.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 – Reorganization

The unaudited pro forma information has been prepared to give effect to the Reorganization, as of the period indicated below.

Acquired Fund	Acquiring Fund	Balance Sheet & Income Statement Period Ended
Acquired Fund	Acquiring Fund	11/30/20

Basis of Pro Forma. The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are each a series of a registered open-end management investment company that issues its shares in separate series. The Reorganization will be accomplished by the acquisition of all of the assets of the Acquired Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund shareholders in complete liquidation of the Acquired Fund. The table below shows the class and shares that Acquired Fund shareholders would have received if the Reorganization were to have taken place on the period ended date in Note 1.

Acquired Fund Share Class		Acquiring Fund Share Class

Acquired Fund	Shares Exchanged	Acquiring Fund
Class A	1,922,354.711	Class A

Under accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving entity, the Acquiring Fund, and the results of operations of the Acquiring Fund for pre-Reorganization periods will not be restated. All securities held by the Acquired Fund

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comply with investment objectives, strategies and restrictions of the Acquiring Fund at period ended date in Note 1. The distribution represents the Acquired Fund’s final required distribution before consummation of the Reorganization and will be taxable to Acquired Fund shareholders.

Note 2 – Net Assets

The table below shows the net assets of Class A shares of the Acquiring Fund and the Acquired Fund and pro forma combined net assets as of the date indicated.

Fund	Net Assets	As-of-Date
Acquired Fund (Acquired Fund)	27,872,073	11/30/20
Acquiring Fund (Acquiring Fund)	27,465,488	11/30/20
Acquiring Fund (Pro Forma Combined)	55,337,073	11/30/20

Note 3 – Pro Forma Adjustments

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on the first day of the period as disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating the daily net asset values of the Funds and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates and such estimates do not include adjustments for other expenses or economies of scale. The Acquired Fund did not have a capital loss carryforward at the end of the Acquired Fund’s March 31, 2020 fiscal year. Further, no portfolio repositioning of either Acquired or Acquiring Fund is expected to occur as a result of the Reorganization.

Acquiring Fund Expense Category	Increase (Decrease) in Expense	Basis Point (bp) Effect
Advisory agreement fees	$239,169	-0.02%
Service agreement fees	$39,579	-0.03%

Note 4 – Reorganization Costs

The costs associated with the Reorganization include among others legal, accounting, printing and mailing. Neither shareholders nor any of the Funds will bear any of these costs; instead, North Star Investment Management Corp. is responsible for all such costs. The pro forma financial information has not been adjusted for any costs related to the Reorganization. Total costs, including brokerage costs, are expected to be approximately $90,000.

Note 5 - Accounting Survivor

The Acquiring Fund will be the accounting and performance survivor. The surviving fund will have the portfolio management team (with the addition of a new portfolio manager), portfolio composition strategies, investment objective, expense structure, and policies/ restrictions of the Acquiring Fund.

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